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                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of Earliest Event Reported): October 26, 2004


                 REINSURANCE GROUP OF AMERICA, INCORPORATED
           (Exact Name of Registrant as Specified in its Charter)


           MISSOURI                    1-11848                 43-1627032

 (State or other Jurisdiction  (Commission File Number)      (IRS Employer
       of Incorporation)                                 Identification Number)



                        1370 TIMBERLAKE MANOR PARKWAY
                        CHESTERFIELD, MISSOURI 63017
                   (Address of Principal Executive Office)


                               (636) 736-7000
            (Registrant's telephone number, including area code)

         Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities
         Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
         Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02         RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On October 26, 2004, RGA issued a press release announcing its earnings for the three months ended September 30, 2004 and providing certain additional information. In addition, RGA announced in the press release that a conference call would be held on October 27, 2004 to discuss its financial and operating results for the three months ended September 30, 2004. A copy of this press release is furnished with this report as Exhibit 99.1 and incorporated by reference herein.

The information in Item 2.02 of this Current Report on Form 8-K and Exhibit
99.1 attached hereto shall not be deemed to be "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liabilities of such section, nor shall such information or exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 7.01         REGULATION FD DISCLOSURE

On October 26, 2004, RGA issued a press release announcing its earnings for the three months ended September 30, 2004 and providing certain additional information. In addition, RGA announced in the press release that a conference call would be held on October 27, 2004 to discuss its financial and operating results for the three months ended September 30, 2004. A copy of this press release is furnished with this report as Exhibit 99.1 and incorporated by reference herein.

The information in Item 7.01 of this Current Report on Form 8-K and Exhibit
99.1 attached hereto shall not be deemed to be "filed" for the purposes of
Section 18 of the Exchange Act, or otherwise subject to the liabilities of such section, nor shall such information or exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits.

                  99.1 Press Release of Reinsurance Group of America, Incorporated dated October 26, 2004.




                                  SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  Reinsurance Group Of America, Incorporated

Date: October 26, 2004            By: /s/ Jack B. Lay
                                      -----------------------------------------
                                  Name:  Jack B. Lay
                                  Title: Executive Vice President and
                                          Chief Financial Officer




                                EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

99.1              Press Release of Reinsurance Group of America,
                  Incorporated dated October 26, 2004.